Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED November 1, 2006

To the Prospectus dated May 1, 2006 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction (the “Transaction”) involving Merrill Lynch & Co., Inc.’s asset management business, including Fund Asset Management, L.P. (“FAM”), the subadviser to GVIT Mid Cap Index Fund (the “Fund”), a Portfolio in which the assets of your Annuity Account may be invested. Upon completion of the Transaction on September 29, 2006, an “assignment” occurred, causing the subadvisory agreement between FAM and the Fund to terminate. At its meeting on September 13, 2006, in anticipation of the settlement of the Transaction, the Board of Trustees of Gartmore Variable Insurance Trust approved a new subadvisory agreement with BlackRock Investment Management, LLC, an indirect wholly owned subsidiary of BlackRock, Inc. Therefore, effective September 29, 2006, BlackRock Investment Management, LLC is the subadviser to the Fund.

The foregoing change should be reflected on page 14 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.